One Group® Mutual Funds

Supplement dated December 13, 2004

to the Statement of Additional Information

dated October 29, 2004

Valuation of Fixed Income Securities. The following paragraph follows the second paragraph on page 65 of the Statement of Additional Information under the heading “Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds.”

Fixed Income Securities. The Funds have changed the way they value fixed income securities. Specifically, the Security Valuation Procedures for the Funds have been amended to provide that fixed income securities shall be valued based upon bid prices (rather than the mean of bid and asked prices) received from independent pricing services approved by the Funds’ board of trustees. Generally, prices based on bid are lower than prices based on the mean of bid and asked.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE